Prospectus and Statement of Additional Information Supplement July 1, 2024

For the most recent prospectus and statement of additional information for the following funds:

Capital Group Conservative Equity ETF	Capital Group Global Growth Equity ETF
Capital Group Core Balanced ETF	Capital Group Growth ETF
Capital Group Core Equity ETF	Capital Group International Core Equity ETF
Capital Group Dividend Growers ETF	Capital Group International Equity ETF
Capital Group Dividend Value ETF	Capital Group International Focus Equity ETF
Capital Group Fixed Income ETF Trust	Capital Group New Geography Equity ETF
Capital Group Global Equity ETF

Effective July 1, 2024, “American Funds Distributors, Inc.,” the fund’s principal underwriter and distributor will change its name to “Capital Client Group, Inc.” On such date, all references to American Funds Distributors, Inc. or American Funds Distributors in the statutory prospectus and statement of additional information shall be a reference to Capital Client Group, Inc. The fund’s distributor is changing only its name and will continue to operate in the same manner.

Keep this supplement with your prospectus and statement of additional information.

Lit No. ETGEBS-010-0724O CGD/10039-S103943